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                                                                    EXHIBIT 99.4

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Tropical Sportswear Int'l Corporation (the "Company") for the quarter ended March 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, N. Larry McPherson, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                           /s/ N. Larry McPherson
                                           ------------------------------
                                           N. Larry McPherson
                                           Chief Financial Officer
                                           May 5, 2003




* A signed original of this written statement required by Section 906 has been provided to Tropical Sportswear Int'l Corporation and will be retained by Tropical Sportswear Int'l Corporation and furnished to the Securities and Exchange Commission or its staff upon request.